BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND
Summary Prospectus

Class I Ticker Symbol: BIIEX Class E Ticker Symbol: BIEEX Class S Ticker Symbol: BIISX	January 31, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandesinstitutionalfunds.com/biiex/downloads.html.  You may also obtain this information at no cost by calling (800) 395-3807.  The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brandes Institutional International Equity Fund (the “International Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)
	Class I	Class E	Class S
	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses
Shareholder Servicing Fees	N/A	0.25%	None
Other Expenses	0.13%	0.13%	0.13%
Total Other Expenses	0.13%	0.38%	0.13%

Total Annual Fund Operating Expenses	1.13%	1.38%	1.38%

Example

This Example is intended to help you compare the costs of investing in the International Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$115	$359	$622	$1,375
Class E	$140	$437	$755	$1,657
Class S	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.59% of the average value of its portfolio.

Principal Investment Strategies

The International Fund invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  Foreign companies are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.  Under normal conditions, the International Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of issuers located in at least three countries outside the United States.  Up to 20% of the International Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the International Fund’s investment portfolio.

When buying equity securities, the Advisor looks for the “intrinsic” value of a company based on measurable data such as a company's earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor or the Advisor believes that other investments are more attractive.

Principal Investment Risks

Because the values of the International Fund’s investments will fluctuate with market conditions, so will the value of your investment in the International Fund.  You could lose money on your investment in the International Fund, or the International Fund could underperform other investments.  Principal risks of the International Fund are as follows:

•	Stock Risks – The values of the International Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign Securities and Emerging Markets Risks – In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the International Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

•	Interest Rate Risks – The values of the International Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

•
Value Securities Risks – The International Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  There is a risk that it may take longer than expected for the value of these investments to rise to the anticipated value.

Performance

The following performance information shows you how the International Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the International Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Institutional International Equity Fund
Year-by-Year Total Returns as of December 31, 2010
for Class I Shares

Best Quarter	Q2	2003	11.50%
Worst Quarter	Q3	2002	-20.72%

Brandes Institutional International Equity Fund
Average Annual Total Returns
For periods ending December 31, 2010
Brandes Institutional International Equity Fund	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	4.97%	1.52%	4.77%
Return After Taxes on Distributions	4.96%	0.52%	3.73%
Return After Taxes on Distributions and Sale of Fund Shares	4.04%	1.56%	4.06%
Class E Shares
Return Before Taxes	4.89%	1.27%	4.51%
Class S Shares
Return Before Taxes	4.70%	1.27%	4.51%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.75%	2.46%	3.50%

The International Fund commenced operations in 1997.  Prior to October 6, 2008, Class I shares of the International Fund was an unnamed class of shares.  Class E shares commenced operations on October 6, 2008.  Performance shown prior to the inception of the Class E shares reflects the performance of the Class I shares adjusted to reflect Class E expenses.  Class S shares commenced operations as of the date of this Prospectus.  Performance shown prior to the inception of Class S shares reflects the performance of the Class I shares adjusted to reflect Class S expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class E and Class S shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor. Brandes Investment Partners, L.P.
Portfolio Managers.
Portfolio Managers	Position with Advisor	Managed the Fund Since:
Glenn Carlson	Chief Executive Officer and Large Cap Investment Committee Voting Member	2008
Brent Woods	Managing Director – Investments and Large Cap Investment Committee Voting Member	2008
Amelia Morris	Director – Investments and Large Cap Investment Committee Voting Member	2008
Jim Brown	Director – Investments and Large Cap Investment Committee Voting Member	2008
Brent Fredberg	Senior Analyst and Large Cap Investment Committee Voting Member	2008
Jeffrey Germain	Analyst and Large Cap Investment Committee Voting Member	2009

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.